Synovics Pharmaceuticals Announces of the Appointment of
 Jyotindra Gange as Principal Executive Officer

Fort Lauderdale, Florida – (July 10, 2008) – Synovics Pharmaceuticals, Inc. (OTCBB: SYVC), a specialty pharmaceutical company, today announced that Mr. Jyotindra Gange, has been appointed Principal Executive Officer of the Company and in such capacity given the responsibility of overseeing all executive functions. Mr. Gange is currently a member of Synovics’ board of directors and is the Chief Financial Officer of Maneesh Pharmaceuticals, LTD., a leading privately held pharmaceutical company based in India and a joint venture partner with Synovics. Maneesh Pharmaceuticals LTD. is a significant investor in Synovics Pharmaceuticals, Inc. Previously, Mr. Gange served as Chief Financial Officer of Multi Arc India Ltd., a provider of industrial coatings and Bharat Serums and Vaccines Ltd., an Indian pharmaceuticals company. Mr. Gange was also Vice President - Finance at Universal Ferrous Ltd., a producer of ferro alloys. Mr. Gange is a Chartered Accountant in India. Ronald Howard Lane, Ph.D., resigned as the Company’s Chief Executive Officer and will remain as its Chairman of the Board.

“We are very pleased to announce the appointment of Mr. Gange as Principal Executive Officer”, stated Dr. Lane. “This step is part of an ongoing of series of planned undertakings by our board that are intended to position the Company for growth and give it the capacity to access the advantages represented by our “Front-End” strategy with India pharmaceutical companies. Mr. Gange brings a wealth of experience to Synovics, both financial and operational, and the board expects that he will make a significant impact on our development and business.”

“I am excited about the potential Synovics Pharmaceuticals represents, in both prescription and over-the counter (OTC) drug markets,” commented Mr. Gange. “Our current product mix and pharmaceutical licenses provides a wonderful foundation for this Company. The management team in the operating businesses has both the experience and enthusiasm necessary to address our business objectives and I have great expectations for what we can accomplish”.

Mr. Vinay Sapte on behalf of the Board of Directors said “We appreciate Dr. Lane’s long service to the Company as its CEO. We believe that he, as Chairman of the Board, will represent the Company well with our shareholders and investors, and we value the guidance and experience that he will continue to bring Synovics”. Mr. Sapte further added, “Mr. Gange will immediately step into the role of Principal Executive Officer and we expect him, together with the assistance of our other members of our board, to have a very positive impact on the Company. Mr. Gange brings his experience and knowledge, which will help lead the Synovics team, as we continue to build the Company and take advantage of the opportunities before us.”

About Synovics:

Synovics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of prescription and OTC drugs. The Company has two operating subsidiaries, Kirk Pharmaceuticals, LLC and ANDAPharm, LLC, which manufacture and sell OTC and prescriptions private label or “store brand” drugs respectively, and Synovics Labs, Inc. a drug development subsidiary that is pursuing generic drug opportunities. Synovics employs approximately 150 people in its Ft. Lauderdale facility of 80,000. Sq Ft. The Company manufactures drug products in specialized containment suites including hormonal prescription drugs and under its Drug Enforcement Administration licenses. The Company has a Front-End strategy based business plan – a strategy of sourcing lowest cost, highly competitive generic drug products from India, marketed to its US customers through its Ft Lauderdale operations. Synovics’ previously announced strategic partnerships with Maneesh Pharmaceuticals, LTD and Harcharan (Harry) Singh that represent the Company’s cornerstone for its Front-End strategy in India. The Company believes cost is the single most important element in the generic drug industry and it is reaching out through its strategic partners to source products and services from a variety of smaller and quite willing independent Indian pharmaceutical companies that have these assets, but also have limited means of accessing the US market.

“Safe Harbor” statements under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, the statements made in this press release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by their use of words such as “expects,” “plans” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates” and other words of similar meaning. Because such statements inherently involve risks and uncertainties that cannot be predicted or quantified, actual results may differ materially from those expressed or implied by such forward-looking statements depending upon a number of factors affecting the Company's business. These factors include, among others: the difficulty in predicting the timing and outcome of product development including biostudies demonstrating “bioequivalency,” outcome of any pending or potential legal proceedings including an undertaking to recover common stock held in escrow; any patent-related matters such as patent challenge settlements and patent infringement cases; the outcome of litigation arising from challenging the validity or non-infringement of patents covering its products; the difficulty of predicting the timing or outcome of FDA approvals; court and FDA decisions on exclusivity periods; the ability of competitors to extend exclusivity periods for their products; the Company’s ability to complete product development activities in the timeframes and for the costs it expects; market and customer acceptance and demand for its products; the Company’s possible dependence on continued or future revenues from significant customers; the use of estimates in the preparation of the Company’s financial statements; the potential for competitors to file ANDAs prior to any filing by the Company pertaining to the same target brand; the impact of competitive products and pricing on products, including the launch of authorized generics; the ability to launch new products in the timeframes it expects; the availability of raw materials or “APIs”; the availability of any product it may purchase; the regulatory environment; the Company’s exposure to product liability and other lawsuits and contingencies; the increasing cost of insurance and the availability of product liability insurance coverage; the Company’s timely and successful completion of strategic initiatives, including integrating companies and products it may acquire and implementing its Front-End India strategy; fluctuations in operating results, including the effects on such results from spending for research and development, sales and marketing activities and patent challenge activities; the inherent uncertainty associated with financial projections; the outcome of ongoing efforts to improve Kirks operational efficiency and customer performance; changes in generally accepted accounting principles, fluctuations in operating results; capital adequacy; statements of future plans relating to the Company's capital needs, product development and filings with the FDA, viability, application or continuation of the Company’s business licenses including Drug, Enforcement and Administrations licenses for scheduled drugs; business and growth strategies; statements specifically concerning the successful closing of acquisitions, and satisfying closing conditions of any current or future financial transactions including debt or equity requirements, regulatory requirements; and meeting conditions set by potential equity investors, reliance on key strategic alliances, capital markets, and in general risks related to the regulatory environment and government approval processes, and any other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statement was made. The Company undertakes no obligation (nor does it intend) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required under applicable law.

COMPANY CONTACTS:

Ronald Howard Lane, Ph.D.	Steven Getraer
Synovics Pharmaceuticals, Inc.	Synovics Pharmaceuticals, Inc.
Chairman of the Board	CFO and Executive Vice President
(954) 486-4590	(954) 607-1086
ronlane@synovics.com	SGetraer@synovics.com

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